Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Quarterly Report on Form 10-Q of First Hawaiian, Inc. (the “Company”) for the quarter ended Sepetember 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2023	/s/ Robert S. Harrison
Robert S. Harrison
Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.